UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2021

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Third Avenue, 25th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POND WS	New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

As previously reported, on May 20, 2021, Angel Pond Holdings Corporation, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (a “Class A Ordinary Share”), and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the underwriters were granted an option to purchase up to an additional 3,750,000 Units to cover over-allotments, if any. On June 30, 2021, the underwriters exercised their over-allotment option, and on July 2, 2021, the underwriters purchased 1,551,482 Units (the “Over-Allotment Units”) at an offering price of $10.00 per unit, generating gross proceeds to the Company of $15,514,820.

Simultaneously with the consummation of the IPO on May 20, 2021, the Company completed the private sale (the “Private Placement”) of 7,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Angel Pond Partners LLC (the “Sponsor”), generating gross proceeds to the Company of $7,000,000. On July 2, 2021, simultaneously with the sale of the Over-Allotment Units, the Company completed a private placement with the Sponsor for an additional 310,297 warrants at a price of $1.00 per warrant (the “Additional Private Placement Warrants”), generating gross proceeds of $310,297.

Approximately $265,514,820 of the net proceeds from the IPO (including the Over-Allotment Units) and the private placements with the Sponsor (including the Additional Private Placement Warrants) have been deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of May 20, 2021, reflecting receipt of the net proceeds from the IPO and the Private Placement (excluding the proceeds from the sale of the Over-Allotment Units and the Additional Private Placement Warrants) was previously filed by the Company as an exhibit to the Current Report on Form 8-K filed by the Company on May 26, 2021. The Company’s unaudited pro forma balance sheet as of July 2, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Additional Private Placement Warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Unaudited Balance Sheet, as of July 2, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Pond Holdings Corporation

Date: July 7, 2021	By:	/s/ Theodore Wang
	Name:	Theodore Wang
	Title:	Chief Executive Officer